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                               USLICO SERIES FUND
                         The Asset Allocation Portfolio
                               The Bond Portfolio
                           The Money Market Portfolio
                               The Stock Portfolio

                       Supplement Dated December 15, 2005
                            to the USLICO Series Fund
                         Prospectus Dated April 29, 2005

On November 10, 2005, the Board of Trustees of USLICO Series Fund approved a proposal to reorganize the following "Disappearing Funds" into the following
"Surviving Funds" (the "Reorganization"):

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      DISAPPEARING FUNDS                                 SURVIVING FUNDS
USLICO Series Fund - The Asset                        ING VP Balanced Portfolio
     Allocation Portfolio

USLICO Series Fund - The Bond                 ING VP Intermediate Bond Portfolio
     Portfolio

USLICO Series Fund - The Money                    ING Liquid Assets Portfolio
     Market Portfolio

USLICO Series Fund - The Stock              ING Fundamental Research Portfolio
      Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganization would take place during the first quarter of 2006.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE